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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2007

                                COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)

           Nevada                   000-51044              01-0668846
 (State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


400 South 4th Street, Suite 215, Las Vegas, Nevada                     89101
    (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure

     In a press release issued on May 7, 2007, Community Bancorp (the "Company") announced that its President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, and Executive Vice President and Chief Financial Officer will make a presentation on May 9, 2007, at the D.A. Davidson & Co. 9th Annual Financial Services Conference. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

     The presentation slides will be available on the Company's website at www.communitybanknv.com, under the heading "Investors" beginning at 5:15 p.m. Eastern Time (2:15 p.m. Pacific Time) on May 9, 2007.


Item 9.01    Financial Statements and Exhibits.

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Not applicable.

       (d)   The following exhibits are included with this Report:

             Exhibit
             Number        Description
             ------        -----------

             99.1          Press release dated May 7, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COMMUNITY BANCORP
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                                                     (Registrant)

Date:    May 7, 2007
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                                                 /s/ Edward M. Jamison
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                                           Edward M. Jamison, President, Chief
                                            Executive Officer and Chairman of
                                                        the Board